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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Novatel
Wireless, Inc.'s previously filed Form S-8 No. 333-53692 and Form S-3 No. 333-81190.



/s/ ARTHUR ANDERSEN LLP
-----------------------------------
San Diego, California
March 4, 2002